Financial risk review - Schedule of Sensitivity Analysis of Fair Value Due to Change in Interest Rate. (Details) - Interest rate, measurement input - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Sensitivity to an increase or decrease in market interest rates
Increase in interest rate	0.50%	0.50%
Decrease in interest rate	0.50%	0.50%
Increase in income	$ 1,669	$ 4,559
Decrease in income	1,786	4,629
Increase in equity	3,881	2,904
Decrease in equity	2,861	1,808
Increase (decrease) in equity value	(9,047)	676
Increase (decrease) in equity value	$ 9,199	$ (206)